United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 8, 2017

Date of Report (Date of earliest event reported)

Atlantic Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38180	81-2717873
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1250 Broadway, 36th Floor New York, NY	10001
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (646) 912-8918

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 8, 2017, the registration statement (File No. 333-214287) (the “Registration Statement”) relating to the initial public offering (“IPO”) of Atlantic Acquisition Corp. (the “Company”) was declared effective by the Securities and Exchange Commission. In connection therewith, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

•	An Underwriting Agreement, dated August 8, 2017, by and between the Company and Chardan Capital Markets, LLC (“Chardan”), as representative of the underwriters;
•	An Investment Management Trust Agreement, dated August 8, 2017, by and between the Company and American Stock Transfer & Trust Company, LLC;
•	A Rights Agreement, dated August 8, 2017, by and between the Company and American Stock Transfer & Trust Company, LLC;
•	A Registration Rights Agreement, dated August 8, 2017, by and between the Company and the initial stockholders of the Company;
•	A Stock Escrow Agreement dated August 8, 2017 among the Company, American Stock Transfer & Trust Company, LLC, and the initial stockholders of the Company; and
•	Letter Agreements, dated August 8, 2017, by and between the Company, and each of the initial shareholders, officers and directors of the Company.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On August 8, 2017, the Company filed its Amended and Restated Articles of Incorporation with the State of Delaware. The terms of the Amended and Restated Articles of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Articles of Incorporation is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 8.01. Other Events.

A Copy of the press release issued by the Company announcing the pricing of the IPO is included as Exhibits 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated August 8, 2017, by and between the Registrant and Chardan Capital Markets, LLC

3.1	Amended and Restated Certificate of Incorporation

4.1	Rights Agreement, dated August 8, 2017, by and between American Stock Transfer & Trust Company, LLC and the Registrant

10.1	Investment Management Trust Account Agreement, dated August 8, 2017, by and between American Stock Transfer & Trust Company, LLC and the Registrant

10.2	Registration Rights Agreement, dated August 8, 2017, by and among the Registrant and the initial stockholders

10.3	Stock Escrow Agreement dated August 8, 2017 among the Registrant, American Stock Transfer & Trust Company, LLC, and the initial stockholders

10.4	Form of Letter Agreement by and between the Registrant, the initial shareholders and the officers and directors of the Company (incorporated by reference to Exhibit 10.2 to the Registration Statement on Form S-1 filed with the Securities & Exchange Commission on July 27, 2017)

99.1	Press Release dated August 9, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated August 11, 2017

ATLANTIC ACQUISITION CORP.

By:	/s/ Richard Xu
Name: Richard Xu
Title: Chief Financial Officer